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Exhibit 10 - Consent

INDEPENDENT AUDITORS' CONSENT

MetLife Investors USA Separate Account A of
MetLife Investors USA Insurance Company:


We consent to the use in this Post-Effective Amendment No. 37 to Registration Statement No. 33-7094 of MetLife Investors USA Separate Account A (formerly, Security First Life Separate Account A) of MetLife Investors USA Insurance Company (formerly, Security First Life Insurance Company (the Company)) on Form N-4 of our report dated February 5, 2001 relating to the financial statements of the Company and our report dated March 14, 2001 relating to the financial statements of Security First Life Separate Account A, appearing in the Statements of Additional Information (which are incorporated by reference in the Prospectuses of MetLife Investors USA Separate Account A), which is part of such Registration Statement.

We also consent to the reference to us under the heading "Experts" in such Statements of Additional Information.

/s/ Deloitte & Touche

Chicago, Illinois
October 12, 2001